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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2006

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

           Delaware                   001-32593             74-3140887
(State or Other Jurisdiction of      (Commission          (IRS Employer
Incorporation or organization)       File Number)      Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 28, 2006, Global Partners LP (the "Partnership") issued a press release announcing its fourth quarter and full year 2005 financial results. The press release contains measures that may be deemed non-GAAP financial measures as defined in Item 10 of Regulation S-K under the Securities Exchange Act of 1934 (the "Exchange Act"). The most directly comparable generally accepted accounting principle ("GAAP") financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release. A copy of the Partnership's press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

        The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01.  REGULATION FD DISCLOSURE

        The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

        The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

EXHIBIT
 NUMBER      DESCRIPTION
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  99.1   --  Global Partners LP Press Release dated February 28, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GLOBAL PARTNERS LP
                                               By: Global GP LLC,
                                                   its general partner

Dated: February 28, 2006                       By: /s/ Edward J. Faneuil
                                                   -----------------------------
                                                   Executive Vice President,
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER      DESCRIPTION
-------      ------------------------------------------------------------
  99.1   --  Global Partners LP Press Release dated February 28, 2006